Exhibit 4.4

TEMPUS NUMBER INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA SHARES CUSIP 88023B 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS This certifies that is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF Tempus AI, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: CHIEF EXECUTIVE OFFICER FOUNDER AND CHAIRMAN TEMPUS AI, INC CORPORATE SEAL AUGUST 7, 2025 NEVADA CHIEF FINANCIAL OFFICER COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY, LLC RANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	........................... Custodian ............................
TEN ENT	–	as tenants by the entireties			(Cust) (Minor)
JT TEN	–	as joint tenants with right of			under Uniform Gifts to Minors Act....................................................................
survivorship and not as tenants
		in common			(State)
COM PROP	–	as community property	UNIF TRF MIN ACT	–	........................ Custodian (until age ...............)
(Cust)
...................................under Uniform Transfers
(Minor)
to Minors Act.....................................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________ shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.

Dated

X
X
Signature(s) Guaranteed:		NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.